      SUPPLEMENT TO PROSPECTUS FOR FNAL VARIABLE ACCOUNT DATED MAY 1, 1997

                                  NAME CHANGES

        Effective October 1, 1997, the names of First North American Life Assurance Company ("FNAL") and its parent company, North American Life Insurance Company ("NASL") and certain companies and mutual funds affiliated with FNAL and NASL were changed. These names were changed to more clearly indicate that these companies are affiliated with The Manufacturers Life Insurance Company ("Manulife") and do not reflect any change in control of the entity.

Prior Name                            New Name
----------                            --------

First North American Life             The Manufacturers Life Insurance
Assurance Company                     Company of New York

North American Security Life          The Manufacturers Life Insurance
Insurance Company                     Company of North America

NASL Series Trust                     Manufacturers Investment Trust

NASL Financial Services, Inc.*        Manufacturers Securities Services, LLC*

FNAL Variable Account                 The Manufacturers Life Insurance
                                      Company of New York Separate Account A

*On September 30, 1997, NASL Financial Services, Inc., a Massachusetts corporation, was reconstituted as a Delaware limited liability company. The change was in connection with a Manulife internal restructuring and Manufacturers Securities Services, LLC has substantially the same management as was in place for NASL Financial Services, Inc. and continues to be controlled by Manulife.

                              NEW INVESTMENT OPTION

Effective October 1, 1997, one new investment option will be added to the variable portion of your contract. The new portfolio is a series of Manufacturers Investment Trust (the "Trust"). Set forth below is the subadviser for the new portfolio as well as a brief description of the portfolio's investment objective and certain policies relating to that objective and a schedule of fees applicable to the portfolio.

                        INVESTMENT OBJECTIVE AND POLICIES

SMALL COMPANY VALUE TRUST. The investment objective of the Small Company Value Trust is to seek long term growth of capital. Rosenberg Institutional Equity Management ("Rosenberg") manages the Small Company Value Trust and will pursue this objective by investing in equity securities of smaller companies which are traded principally in the markets of the United States.

For more information on the Small Company Value Trust and Rosenberg, see the Manufacturers Investment Trust prospectus dated October 1, 1997.

                             FEE TABLE AND EXAMPLE

The Contract Owner or owner (collectively, "contract owner") Transaction Expenses, Annual Contract Fee and Separate Account Annual Expenses are as set forth in the current Fee Table. The Trust Annual Expenses and Example are amended to include the Small Company Value Trust:

TRUST ANNUAL EXPENSES
(as a percentage of Trust average net assets)


                                Management        Other          Total Trust
     Trust Portfolio             Expenses        Expenses      Annual Expenses
     ---------------             --------        --------      ---------------

Small Company Value Trust         1.05%          0.15%*            1.20%


* Based on estimates of payments to be made during the current fiscal year on an annual basis.


EXAMPLE

A contract owner would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets, if the Contract Owner surrendered the contract at the end of the applicable time period:


    Trust Portfolio                      1 Year                      3 Years
    ---------------                      ------                      -------

Small Company Value Trust                  $83                        $132


A contract owner would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets, if the contract owner annuitized as provided in the contract or did not surrender the contract at the end of the applicable time period:

    Trust Portfolio                      1 Year                      3 Years
    ---------------                      ------                      -------

Small Company Value Trust                  $27                         $83


The example for the Small Company Value Trust does not include 5 and 10 year figures because it is a newly formed portfolio.

                             CONFIRMATION STATEMENTS

Contract owners will be sent confirmation statements for certain transactions in their account. Contract owners should carefully review these statements to verify their accuracy. Any mistakes should immediately be reported to the Company's Annuity Service Office. If the contract owner fails to notify the Company's Annuity Service Office of any mistake within 60 days of the mailing of the confirmation statement, the contract owner will be deemed to have ratified the transaction.

                        SUPPLEMENT DATED OCTOBER 1, 1997